UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2008

Safeguard Scientifics, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-5620	23-1609753
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

435 Devon Park Drive, Building 800, Wayne, PA	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 610-293-0600

Not applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.04. Temporary Suspension of Trading under Registrant’s Employee Benefit Plans.

On November 21, 2008, the Plan Administrator for the Safeguard Scientifics, Inc. Retirement Plan (the “401(k) Plan”) notified Safeguard Scientifics, Inc. (“Company”) of a proposed blackout period regarding the 401(k) Plan, in accordance with the requirements of Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974, as amended.  The blackout period for the 401(k) Plan is expected to commence during the week beginning December 21, 2008 and is expected to end during the week beginning January 18, 2009 (the “Blackout Period”). The Blackout Period is required in order to effect a transition of the administration of the 401(k) Plan to a new service provider.

During the Blackout Period, participants in the 401(k) Plan will be temporarily suspended from making certain transactions under the 401(k) Plan, including directing or diversifying investments, obtaining a loan from the 401(k) Plan, and obtaining a distribution or withdrawal from the 401(k) Plan.  Notice of the Blackout Period was sent to all participants or beneficiaries under the 401(k) Plan on November 21, 2008.

On November 21, 2008, the Company sent a notice to its directors and executive officers informing them of the Blackout Period and the prohibitions on engaging in any non-exempt transactions in equity securities of the Company during the Blackout Period, as well as during the regularly scheduled quarterly blackout periods applicable to directors and certain employees (including all executive officers) (the “Notice”). The Company’s regularly scheduled quarterly blackout period begins prior to the Blackout Period and will not end until after the end date of the Blackout Period.

The Notice was provided to the Company’s directors and executive officers pursuant to the requirements of Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of the Securities and Exchange Commission’s Regulation BTR.  A copy of the Notice is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

A participant in the 401(k) Plan, a security holder or other interested person may obtain, without charge, information regarding the Blackout Period, including the actual ending date of the Blackout Period.  Information may be obtained before, during and for at least two years after the Blackout Period by any of the following methods:

Mail — Safeguard Scientifics, Inc., 435 Devon Park Drive, Building 800, Philadelphia, PA 19087; Attn: Corporate Secretary
Phone — (610) 293-0600

ITEM 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1 Notice of Blackout Period provided to Safeguard Scientifics, Inc. directors and executive officers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Safeguard Scientifics, Inc.

Dated: November 21, 2008	By:	BRIAN J. SISKO
Brian J. Sisko Senior Vice President and General Counsel